Exhibit 10.2

Home Treasure Finders Inc
3412 W 62nd Ave
Denver, CO 80221
Phone: (720)273-2398 Fax: (720)890-8885

 1     The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate Commission.
 2      (CBS4-8-13) (Mandatory 1-14)
 3
 4      THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR
 5      OTHER COUNSEL BEFORE SIGNING.
 6
 7                                  CONTRACT TO BUY AND SELL REAL ESTATE
 8                                                 (INCOME - RESIDENTIAL)
 9                                                               (☒ Property with No Residences)
10                                                     (☒ 1-4 Units          ☐  Larger than 1-4 Units)
11                                             Date: July 22, 2014
12                                                                     AGREEMENT
13        1.  AGREEMENT. Buyer, identified in § 2.1, agrees to buy, and Seller, identified in § 2.3, agrees to sell, the Property
14        described below on the terms and conditions set forth in this contract (Contract).

15       2.   PARTIES AND PROPERTY.
16             2.1.   Buyer. Buyer, JDONE LLC, will take title to the Property
17        described below as ❑ Joint Tenants ❑ Tenants In Common ☒ Other INSEVERALTY.
18             2.2.  Assignability and Inurement. This Contract ☒ Is ❑ Is Not assignable by Buyer without Seller's prior written
    19        consent. Except as so restricted, this Contract inures to the benefit of and is binding upon the heirs, personal representatives,
    20        successors and assigns of the parties.
    21             2.3.  Seller. Seller, THOMAS S. YANG, is the current owner of the
    22        Property described below.
    23             2.4.  Property. The Property is the following legally described real estate in the County of DENVER, Colorado:
    24        ROMONA B7 L9 TO 11INC
    25
    26
    27
               4420, 4430 AND 4440 GARFIELD ST   Denver          Colorado         80216
    28  known as No.
    29             Street Address                                                     City                            State        Zip

    30        together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, and all interest of
    31        Seller in vacated streets and alleys adjacent thereto, except as herein excluded (Property).
    32             2.5.  Inclusions. The Purchase Price includes the following items (Inclusions):
    33                     2.5.1.  Fixtures. If attached to the Property on the date of this Contract, the following items are included unless
    34    excluded under Exclusions (§ 2.6): lighting, heating, plumbing, ventilating and air conditioning fixtures, TV antennas, inside
    35    telephone, network and coaxial (cable) wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems
    36    built-in kitchen appliances, sprinkler systems and controls, built in vacuum systems (including accessories), garage door openers
    37    including ALL remote controls.
    38        Other Fixtures: NA
    39
    40
    41        If any fixtures are attached to the Property after the date of this Contract, such addition  fixtures are also included in the Purchase
    42        Price.
    43                   2.5.2.  Personal Property. If on the Property, whether attached or not,  on the date of this Contract, the following
    44    items are included unless excluded under Exclusions (§ 2.6): storm windows, storm doors, window and porch shades, awnings,
    45    blinds, screens window coverings, curtain rods, drapery rods, fireplace inserts, fireplace screens, fireplace grates, heating stoves,
    46    storage sheds and all keys.  If checked. the following are included: ☒  Water Softners ☒  Smoke/Fire Detectors.
    47   ☒  CarbonMonoxide Alarms  ☒ Security Systems  ☒ Satellite Systems (including satelite dishes).

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Buyer initials	Seller initials

48   Other Personal Property: ALL PERSONAL PROPERTY LOCATED ON THE PREMISES ON SHOWING DATE OF
          7/21/14
49
50
51                  The Personal Property to be conveyed at Closing must be conveyed by Seller free and clear of all taxes (except
52   personal property taxes for the year of Closing), liens and encumbrances, except _______________________
53    Conveyance will be by bill of sale or other applicable legal instrument.
54         2.5.3.  Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows:
55    ALL AS ADVERTISED ON FLYER TENDERED ON SHOWING DATE OF 7/21/14
56
57                  The Trade Fixtures to be conveyed at Closing will be conveyed by Seller free and clear of all taxes (except personal
58    property taxes for the year of Closing), liens and encumbrances, except __________________________. Conveyance
59    will be by bill of sale or other applicable legal instrument.
60          2.5.4. Parking and Storage Facilities. ☐ Use Only ☒ Ownership of the following parking facilites:
61    ALL ASSIGNED OR DEEDED: AND  ☐ Use Only ☒ Ownership of the following parking facilites: ALL ASSIGNED OR
        DEEDED.
62      2.6.  Exclusions. The following items are excluded (Exclusions):
63    NO EXCLUSIONS
64
65      2.7.  Water Rights, Well Rights, Water and Sewer Taps.
66   ❒    2.7.1 Deeded Water Rights. The following legally described water rights:
67
68
69    Any deeded water rights will be conveyed by a good and sufficient                                                 deed at Closing.
70   ❑     2.7.2.  Other Rights Relating to Water. The following rights relating to water not included in §§2.7.1, 2.7.3,
71    2.7.4 and 2.7.5, will be transferred to Buyer at Closing:
72
73
74
75   ❑              2.7.3.  Well Rights. Seller agrees to supply required information to Buyer about the well. Buyer understands that
76    if the well to be transferred is a "Small Capacity Well" or a "Domestic Exempt Water Well" used for ordinary household
77    purposes, Buyer must, prior to or at Closing, complete a Change in Ownership form for the well. If an existing well has not been
78    registered with the Colorado Division of Water Resources in the Department of Natural Resources (Division), Buyer must
79    complete a registration of existing well form for the well and pay the cost of registration. If no person will be providing a closing
82    service in connection with the transaction, Buyer must file the form with the Division within sixty days after Closing. The Well 81    Permit # is                                                     .
82   ❑              2.7.4.  Water Stock Certificates. The water stock certificates to be transferred at Closing are as follows:
83
84
85
86      2.7.5.  Water and Sewer Taps. Note: Buyer is advised to obtain, from the provider, written confirmation of
87   the amount remaining to be paid, if any, time and other restrictions for transfer and use of the taps.
88      2.7.6.  Conveyance. If Buyer is to receive any rights to water pursuant to § 2.7.2 (Other Rights Relating to Water),
89    § 2.7.3 (Well Rights), or § 2.7.4 (Water Stock Certificates), Seller agrees to convey such rights to Buyer by executing the
90    applicable legal instrument at Closing.

91        3.  DATES AND DEADLINES.

Item No.	Reference	Event	Date or Deadline
1	§ 4.3	Alternative Earnest Money Deadline	July 25, 2014
Title
2	§ 8.1	Record Title Deadline	July 31, 2014
3	§ 8.2	Record Title Objection Deadline	August 1, 2014
4	§ 8.3	Off-Record Title Deadline	August 4, 2014
5	§ 8.3	Off-Record Title Objection Deadline	August 6, 2014

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Buyer initials	Seller initials

6	§ 8.4	Title Resolution Deadline	August 8, 2014
7	§ 8.6	Right of First Refusal Deadline
Owners' Association
8	§ 7.3	Association Documents Deadline
9	§ 7.4	Association Documents Objection Deadline
Seller's Property Disclosure
10	§10.1	Seller's Property Disclosure Deadline	August 1, 2014
Loan and Credit
11	§ 5.1	Loan Application Deadline	August 1 2014
12	§ 5.2	Loan Objection Deadline	August 26, 2014
13	§ 5.3	Buyer's Credit Information Deadline	August 19, 2014
14	§ 5.3	Disapproval of Buyer's Credit Information Deadline	August 22, 2014
15	§ 5.4	Existing Loan Documents Deadline
16	§ 5.4	Existing Loan Documents Objection Deadline
17	§ 5.4	Loan Transfer Approval Deadline
18	§ 4.7	Seller or Private Financing Deadline	August 26, 2014
Appraisal
19	§ 6.2	Appraisal Deadline	NA
20	§ 6.2	Appraisal Objection Deadline	NA
Survey
21	§ 9.1	Current Survey Deadline	August 12, 2014
22	§ 9.2	Current Survey Objection Deadline	August 19, 2014
23	§ 9.3	Current Survey Resolution Deadline	August 22, 2014
Inspection and Due Diligence
24	§ 10.2	Inspection Objection Deadline	August 23, 2014
25	§ 10.3	Inspection Resolution Deadline	August 25, 2014
26	§ 10.5	Property Insurance Objection Deadline	August 25, 2014
27	§ 10.6	Due Diligence Documents Delivery Deadline	August 9, 2014
28	§ 10.6	Due Diligence Documents Objection Deadline	August 12, 2014
29	§ 10.6	Due Diligence Documents Resolution Deadline	August 15, 2014
30	§ 10.6	Environmental Inspection Objection Deadline	August 16, 2014
31	§ 10.6	ADA Evaluation Objection Deadline	August 18, 2014
32	§ 10.7	Conditional Sale Deadline
33	§ 11.1	Tenant Estoppel Statements Deadline
34	§ 11.2	Tenant Estoppel Statements Objection Deadline
Closing and Possession
35	§ 12.3	Closing Date	September 1, 2014
36	§ 17	Possession Date	September 1, 2014
37	§17	Possession Time	DOD AND FUNDING
38	§ 28	Acceptance Deadline Date	July 23, 2014
39	§ 28	Acceptance Deadline Time	10 AM

92             Note: If  FHA or VA loan boxes are checked in §4.5.3 (Loan Limitations), the Appraisal Deadline (§ 3) does Not apply to FHA90
93        insured or VA guaranteed loans.
94             3.1.  Applicability of Terms. Any box checked in this Contract means the corresponding provision applies. Any box,
95        blank or line in this Contract left blank or completed with the abbreviation "N/A", or the word "Deleted" means such provision,
96        including any deadline, is not applicable and the corresponding provision of this Contract to which reference is made is deleted.

97        The abbreviation "MEC" (mutual execution of this Contract) means the date upon which both parties have signed this Contract.

98        4.    PURCHASE PRICE AND TERMS.

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99             4.1.  Price and Terms. The Purchase Price set forth below is payable in U.S. Dollars by Buyer as follows:

Item No.	Reference	Item	Amount	Amount
1	§ 4.1	Purchase Price	$ 795,000.00
2	§ 4.3	Earnest Money		$ 10,000.00
3	§ 4.5	New Loan
4	§ 4.6	Assumption Balance
5	§ 4.7	Private Financing
6	§ 4.7	Seller Financing		$ 635,000.00
7 8
9	§ 4.4	Cash at Closing		$ 150,000.00
10	TOTAL	$	$	$ 795,000.00

       100       4.2.   Seller Concession. Seller, at Closing, will credit, as directed by Buyer, an amount of $ 0 to assist
101    with any or all of the following: Buyer's closing costs, loan discount points, loan origination fees, prepaid items (including any
102    amounts that Seller agrees to pay because Buyer is not allowed to pay due to FHA, CHFA, VA, etc.), and any other fee, cost
103    charge, expense or expenditure realted to Buyer's New Loan or other allowable Seller concession (colletively, Seller
104    Concession). Seller Concession is in addition to any sum Seller has agreed to pay or credit Buyer elsewhere in this Contract. Seller
105    Concession will be reduced to the extent it exceeds the aggregate of what is allowed by Buyer's lender as set forth in the Closing
106    Statement, Closing Disclosure or HUD- 1, at Closing.
107       4.3.   Earnest Money. The Earnest Money set forth in this section, in the form of BUSINESS CHECK, will be payable to
108    and held by FIDELITY TITLE (Earnest Money Holder), in its trust account, on behalf of both Seller and Buyer. The Earnest
109    Money deposit must be tendered, by Buyer, with this Contract unless the parties mutually agree to an Alternative Earnest Money
110   Deadline (§ 3) for its payment. The parties authorize delivery of the Earnest Money deposit to the company conducting the
111    Closing (Closing Company), if any, at or before Closing. In the event Earnest Money Holder has agreed to have interest on Earnest
112    Money deposits transferred to a fund established for the purpose of providing affordable housing to Colorado residents, Seller and
113    Buyer acknowledge and agree that any interest accruing on the Earnest Money deposited with the Earnest Money Holder in this
114    transaction will be transferred to such fund.
115      4.3.1.   Alternative Earnest Money Deadline. The deadline for delivering the Earnest Money, if other than at the
116    time of tender of this Contract, is as set forth as the Alternative Earnest Money Deadline (§ 3).
117      4.3.2.  Return of Earnest Money. If Buyer has a Right to Terminate and timely terminates, Buyer is entitled to
118         the return of Earnest Money as provided in this Contract. If this Contract is terminated as set forth in § 25 and, except as provided
119         in § 24, if the Earnest Money has not already been returned following receipt of a Notice to Terminate, Seller agrees to execute
120         and return to Buyer or Broker working with Buyer, written mutual instructions (e.g., Earnest Money Release form), within three
121         days of Seller's receipt of such form.
122      4.4.  Form of Funds; Time of Payment; Available Funds.
113         4.4.1.  Good Funds. All amounts payable by the parties at Closing, including any loan proceeds, Cash at Closing
134    and closing costs, must be in funds that comply with all applicable Colorado laws, including electronic transfer funds, certified
125    check, savings and loan teller's check and cashier's check (Good Funds).
126         4.4.2.  Time of Payment; Available Funds. All funds, including the Purchase Price to be paid by Buyer, must be
127    paid before or at Closing or as otherwise agreed in writing between the parties to allow disbursement by Closing Company at
128    Closing OR SUCH NONPAYING PARTY WILL BE IN DEFAULT. Buyer represents that Buyer, as of the date of this
129    Contract,  ☒  Does ❑ Does Not have funds that are immediately verifiable and available in an amount not less than the amount
130    stated as Cash at Closing in § 4.1.
131      4.5.  New Loan.
132         4.5.1.  Buyer to Pay Loan Costs. Buyer, except as provided in § 4.2, if applicable, must timely pay Buyer's loan
133    costs, loan discount points, prepaid items and loan origination fees, as required by lender.
134         4.5.2.  Buyer May Select Financing. Buyer may pay in cash or select financing appropriate and acceptable to
135    Buyer, including a different loan than initially sought, except as restricted in § 4.5.3 or § 30 (Additional Provisions).
136         4.5.3.   Loan Limitations. Buyer may purchase the Property using any of the following types of loans:
137   ❑ Conventional  FHA   ❒ VA   ❒ Bond    ☒ Other OWNER FINANCING.
138          4.5.4  Good Faith Estimate - Monthly Payment and Loan Costs.  Buyer is advised to reiew the terms, conditions
139    and cost of Buyer's New Loan carefully.  If Buyer is applying for a residential loan, the lender generally must provide Buyer with

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140    a good faith estimate of Buyer's closing costs withi three days after Buyer completes a loan applicatoin.  Buyer also should obtain
141    an estimate of the amount of Buyer's monthly mortgage payment.
142      4.6.  Assumption. Buyer agrees to assume and pay an existing loan in the approximate amount of the Assumption
143    Balance set forth in § 4.1, presently payable at $                               per          including principal and interest
144    presently at the rate of        % per annum, and also including escrow for the following as indicated: ❑ Real Estate Taxes
145   ❑ Property Insurance Premium  ❒ Mortgage Insurance Premium and ❑                                                                              .
146    Buyer agrees to pay a loan transfer fee not to exceed $                . At the time of assumption, the new interest rate will
147    not exceed                        % per annum and the new payment will not exceed $                per          principal and
148    interest, plus escrow, if any. If the actual principal balance of the existing loan at Closing is less than the Assumption Balance,
149    which causes the amount of cash required from Buyer at Closing to be increased by more than $             , then Buyer has
150    the Right to Terminate under § 25.1, on or before Closing Date (§ 3), based on the reduced amount of the actual principal balance.
151            Seller ❑ Will ❑ Will Not be released from liability on said loan, If applicable, compliance with the requirements for
152         release from liability will be evidenced by delivery ❑ on or before Loan Transfer Approval Deadline (§ 3) ❑ at Closing of
153         an appropriate letter of commitment from lender. Any cost payable for release of liability will be paid by
154         in an amount not to exceed $                     .
155               4.7.  Seller or Private Financing.
156         WARNING: Unless the transaction is exempt, federal and statelaws impose licensing, other requirements and restrictions on
157         sellers and private financiers. Contract provisions on financing and financing documents, unless exempt, should be be prepared by a
158         licensed Colorado attorney or licensed mortgage loan originator. Brokers should not prepare or advise the parties on the specifics
159         of financing, including whether or not a party is exempt from the law.
160                    4.7.1.   Seller Financing. If Buyer is to pay all or any portion of the Purchase Price with Seller financing (§ 4.I),
161         ❒ Buyer ☒ Seller will deliver the proposed Seller financing documents to the other party on or before 7 days before
    162         Seller or Private Financing Deadline (§ 3).
163                           4.7.1.1.  Seller May Terminate. If Seller is to provide Seller financing (§ 4.1), this Contract is conditional
164         upon Seller determining whether such financing is satisfactory to the Seller, including its payments, interest rate, terms, conditions,
    165         cost and compliance with the law. Seller has the Right to Terminate under § 25.1, on or before Seller or Private Financing
    166         Deadline (§3), if such Seller financing is not satisfactory to the Seller, in Seller's sole subjective discretion.
167                    4.7.2.  Buyer May Terminate. If Buyer is to pay all or any portion of the Purchase Price with Seller or private
168         ifnancing (§ 4.1), this Contract is conditional upon Buyer determining whether such financing is satisfactory to the Buyer,
169         including its availability, payments, interest rate, terms, conditions and cost. Buyer has the Right to Terminate under § 25.1, on or
170         before Seller or Private Financing Deadline (§ 3), if such Seller or private financing is not satisfactory to Buyer, in Buyer's sole
171         subjective discretion.
172
173                                                            TRANSACTION PROVISIONS

174        5.  FINANCING CONDITIONS AND OBLIGATIONS.
175               5.1.  Loan Application. If Buyer is to pay all or part of the Purchase Price by obtaining one or more new loans (New
176         Loan), or if an existing loan is not to be released at Closing, Buyer, if required by such lender, must make an application verifiable
177         by such lender, on or before Loan Application Deadline (§ 3) and exercise reasonable efforts to obtain such loan or approval.
178               5.2.  Loan Objection. If Buyer is to pay all or part of the Purchase Price with a New Loan, this Contract is conditional
179         upon Buyer determining, in Buyer's sole subjective discretion, whether the New Loan is satisfactory to Buyer, including its
180         availability, payments , interest rate, terms, conditions, and cost of such New Loan. This condition is for the sole benefit of Buyer.
181         Buyer has the Right to Terminate under § 25.1, on or before Loan Objection Deadline (§ 3), if the New Loan is not satisfactory to
182         Buyer, in Buyer's sole subjective discretion. IF SELLER IS NOT IN DEFAULT AND DOES NOT TIMELY RECEIVE
183         BUYER'S WRITTEN NOTICE TO TERMINATE, BUYER'S EARNEST MONEY WILL BE NONREFUNDABLE, except
184         as otherwise provided in this Contract (e.g., Appraisal, Title, Survey).
185               5.3.   Credit Information. If an existing loan is not to be released at Closing, this Contract is conditional (for the sole
186         benefit of Seller) upon Seller's approval of Buyer's financial ability and creditworthiness, which approval will be at Seller's sole
187         subjective discretion. Accordingly: (1) Buyer must supply to Seller by Buyer's Credit Information Deadline (§ 3), at Buyer's
188         expense, information and documents (including a current credit report) concerning Buyer's financial, employment and credit
189         condition; (2) Buyer consents that Seller may verify Buyer's financial ability and creditworthiness; and (3) any such information
190         and documents received by Seller must be held by Seller in confidence, and not released to others except to protect Seller's interest
191         in this transaction. If the Cash at Closing is less than as set forth in § 4.1 of this Contract, Seller has the Right to Terminate under
192         § 25.1, on or before Closing. If Seller disapproves of Buyer's financial ability or creditworthiness, in Seller's sole subjective
193         discretion, Seller has the Right to Terminate under § 25.1, on or before Disapproval of Buyer's Credit Information Deadline
194         (§ 3).

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195               5.4.   Existing Loan Review. If an existing loan is not to be released at Closing, Seller must deliver copies of the loan
196         documents (including note, deed of trust, and any modifications) to Buyer by Existing Loan Documents Deadline (§ 3). For the
197         sole benefit of Buyer, this Contract is conditional upon Buyer's review and approval of the provisions of such loan documents.
198         Buyer has the Right to Terminate under § 25.1, on or before Existing Loan Documents Objection Deadline (§ 3), based on any
199         unsatisfactory provision of such loan documents, in Buyer's sole subjective discretion. If the lender's approval of a transfer of the
200         Property is required, this Contract is conditional upon Buyer's obtaining such approval without change in the terms of such loan,
201         except as set forth in § 4.6. If lender's approval is not obtained by Loan Transfer Approval Deadline (§ 3), this Contract will
202         terminate on such deadline. Seller has the Right to Terminate under § 25.1, on or before Closing, in Seller's sole subjective
203         discretion, if Seller is to be released from liability under such existing loan and Buyer does not obtain such compliance as set forth
204         in § 4.6.

205         6.  APPRAISAL PROVISIONS.
206                   6.1.  Lender Property Requirements. If the lender imposes any requirements or repairs (Requirements) to be made to
207         the Property (e.g., roof repair, repainting), beyond those matters already agreed to by Seller in this Contract, Seller has the Right to
208         Terminate under § 25.1, (notwithstanding § 10 of this Contract), on or before three days following Seller's receipt of the
209         Requirements, based on any unsatisfactory Requirements, in Seller's sole subjective discretion. Seller's Right to Terminate in this
210         § 6.1 does not apply if, on or before any termination by Seller pursuant to this § 6.1: (1) the parties enter into a written agreement
211         regarding the Requirements; or (2) the Requirements have been completed; or (3) the satisfaction of the Requirements is waived in
212         writing by Buyer.
213               6.2.  Appraisal Condition. The applicable Appraisal provision set forth below applies to the respective loan type set
214         forth in § 4.5.3, or if a cash transaction (i.e. no financing), § 6.2.1 applies.
215                       6.2.1.  Conventional/Other. Buyer has the sole option and election to terminate this Contract if the Property's
216         valuation, determined by an appraiser engaged on behalf of                                             is less than the Purchase Price.
217         The appraisal must be received by Buyer or Buyer's lender on or before Appraisal Deadline (§ 3). Buyer has the Right to
218         Terminate under § 25.1, on or before Appraisal Objection Deadline (§ 3), if the Property's valuation is less than the Purchase
219         Price and Seller's receipt of either a copy of such appraisal or written notice from lender that confirms the Property's valuation is
220         less than the Purchase Price. This § 6.2.1 is for the sole benefit of Buyer.
221           6.2.2  FHA. It is expressly agreed that, notwithstanding any other provision of this Contact, the Purchaser
222    (buyer) shall not be obligated to complete the pruchase of the Property described herein or to incur any penalty by forfeiture of
223    Earnest Money deposits or otherwise unless the Purchaser (Buyer) has been given, in accordance with HUD/FHA or VA
224    requirements, a written statement issued by the Federal Housing Commissioner. Department of Verans Affairs or a Direct
225    Endorsement lender, setting forth the appraised value of the Property of not less than $ _____________.  The Purchaser (Buyer)
226    sahll have the privilege and option of proceeding with the consummation of this Contract without regard to the amount of the
227    appraised valuation.  The appraised valution is arrived at to determien the maximum mortgage the Department of Housing and
228    Urban Development will insure.  HUD does not warrant the value nro the condition of the Property.  The Purchaser (Buyer) should
229    satisfy himself/herself that the price and condition of the Property are acceptable.
230      6.2.3  VA.  It is expressly agreed that, notwithstanding any other provision of this Contact, the purchaser  (Buyer)
231    shall not incur any penalty by forfeiture of  Earnest Money or otherwise or be obligated to complet the purchase of the Property
232    described herein.  If the Contract Purchase Price or cost exceeds the reasonable value of the Property establhed bu the Department
233    of Veterans Affairs..  The purchaser (Buyer) shall, however, have the privilege and option of proceeding with the consummatin of
234    this Contract without regard to the amount of the reasonable alue established by the Department of Veterans Affairs.
235               6.3.  Cost of Appraisal. Cost of any appraisal to be obtained after the date of this Contract must be timely paid by
236          ☒ Buyer ❑ Seller. The cost of the appraisal may include any or all fees paid to the appraiser, appraisal management company,
237         lender's agent or all three.
238       7.  OWNERS' ASSOCIATION. This Section is applicable if the Property is located within a Common Interest
239         Community and subject to such declaration.
240               7.1.   Owners' Association Documents. Owners' Association Documents (Association Documents) consist of the
241         following;
242       7.1.1. All Owners' Association declarations, articles of incorporation, bylaws, articles of organization, operating
243   agreements, rules and regulations, party wall agreements;
244                          7.1.2.           Minutes of most recent annual owners' meeting;
245                          7.1.3.           Minutes of any directors' or managers' meetings during the six-month period immediately preceding the
246            date of this Contract. If none of the preceding minutes exist, then the most recent minutes, if any (§§ 7.1.1, 7.1.2 and 7.1.3,
247   collectively, Governing Documents); and
248                           7.14   The most recent financial documents which consist of. (1) annual and most recent balance sheet, (2) annual
249         and most recent income and expenditures statement, (3) annual budget, (4) reserve study, and (5) notice of unpaid assessments, if
250         any (collectively, Financial Documents).

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251               7.2.  Common Interest Community Disclosure. THE PROPERTY IS LOCATED WITHIN A COMMON
252         INTEREST COMMUNITY AND IS SUBJECT TO THE DECLARATION FOR SUCH COMMUNITY. THE OWNER
253         OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNERS' ASSOCIATION FOR THE
254         COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND REGULATIONS OF THE
255         ASSOCIATION. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS WILL IMPOSE FINANCIAL
256         OBLIGATIONS UPON THE OWNER OF THE PROPERTY, INCLUDING AN OBLIGATION TO PAY
257         ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE ASSESSMENTS, THE
258         ASSOCIATION COULD PLACE A LIEN ON THE PROPERTY AND POSSIBLY SELL IT TO PAY THE DEBT. THE
259         DECLARATION, BYLAWS, AND RULES AND REGULATIONS OF THE COMMUNITY MAY PROHIBIT THE
260         OWNER FROM MAKING CHANGES TO THE PROPERTY WITHOUT AN ARCHITECTURAL REVIEW BY THE
261         ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND THE APPROVAL OF THE ASSOCIATION.
262         PURCHASERS OF PROPERTY WITHIN THE COMMON INTEREST COMMUNITY SHOULD INVESTIGATE THE
263         FINANCIAL OBLIGATIONS OF MEMBERS OF THE ASSOCIATION. PURCHASERS SHOULD CAREFULLY
264         READ THE DECLARATION FOR THE COMMUNITY AND THE BYLAWS AND RULES AND REGULATIONS OF
265         THE ASSOCIATION.
266               7.3.  Association Documents to Buyer.
267          ❑              7.3.1.  Seller to Provide Association Documents. Seller will cause the Association Documents to be provided to
268        Buyer, at Seller's expense, on or before Association Documents Deadline (§ 3).
269          ❑              7.3.2.  Seller Authorizes Association. Seller authorizes the Association to provide the Association Documents to
270         Buyer, at Seller's expense.
271                     7.3.3.  Seller's Obligation. Seller's obligation to provide the Association Documents is fulfilled upon Buyer's
272         receipt of the Association Documents, regardless of who provides such documents.
273         Note: If neither box in this § 7.3 is checked, the provisions of § 7.3.1 apply.
274               7.4.   Conditional on Buyer's Review. Buyer has the right to review the Association Documents. Buyer has the Right to
275         Terminate under § 25.1, on or before Association Documents Objection Deadline (§ 3), based on any unsatisfactory provision in
276         any of the Association Documents, in Buyer's sole subjective discretion. Should Buyer receive the Association Documents after
277         Association Documents Deadline (§ 3), Buyer, at Buyer's option, has the Right to Terminate under § 25.1 by Buyer's Notice to
278         Terminate received by Seller on or before ten days after Buyer's receipt of the Association Documents. If Buyer does not receive
279         the Association Documents, or if Buyer's Notice to Terminate would otherwise be required to be received by Seller after Closing
280         Date (§ 3), Buyer's Notice to Terminate must be received by Seller on or before Closing. If Seller does not receive Buyer's Notice
281         to Terminate within such time, Buyer accepts the provisions of the Association Documents as satisfactory, and Buyer waives any
282         Right to Terminate under this provision, notwithstanding the provisions of § 8.6 (Right of First Refusal or Contract Approval).
283
284         8.   TITLE INSURANCE, RECORD TITLE AND OFF-RECORD TITLE.
285               8.1.  Evidence of Record Title.
286        ❒            8.1.1.  Seller Selects Title Insurance Company. If this box is checked, Seller will select the title insurance
287         company to furnish the owner's title insurance policy at Seller's expense, On or before Record Title Deadline (§ 3), Seller must
288         furnish to Buyer, a current commitment for owner's title insurance policy (Title Commitment), in an amount equal to the
289         Purchase Price, or if this box is checked,  ❑ an Abstract of Title certified to a current date. Seller will cause the title insurance
290        policy to be issued and delivered to Buyer as soon as practicable at or after Closing.
291          ☒              8.1.2.  Buyer Selects Title Insurance Company. If this box is checked, Buyer will select the title insurance
292         company to furnish the owner's title insurance policy at Buyer's expense. On or before Record Title Deadline (§ 3), Buyer must
293         furnish to Seller, a current commitment .for owner's title insurance policy (Title Commitment), in an amount equal to the
294         Purchase Price.
295         If neither box in § 8.1.1 or § 8.1.2 is checked, § 8.1.1 applies.
296                     8.1.3.  Owner's Extended Coverage (OEC). The Title Commitment ☒ Will ❑ Will Not commit to delete or
297         insure over the standard exceptions which relate to: (1) parties in possession, (2) unrecorded easements, (3) survey matters, (4)
298         unrecorded mechanics' liens, (5) gap period (effective date of commitment to date deed is recorded), and (6) unpaid taxes,
299         assessments and unredeemed tax sales prior to the year of Closing (OEC). If the title insurance company agrees to provide an
300         endorsement for OEC, any additional premium expense to obtain an endorsement for OEC will be paid by ❑ Buyer ☒ Seller
301          ❑ One-Half by Buyer and One-Half by Seller ❑ Other
302
303    Note: The title insurance company may not agree to delete or insure over any or all of the standard exceptions.
304                     8.1.4.   Title Documents. Title Documents consist of the following: (1) copies of any plats, declarations, covenants,
305          conditions and restrictions burdening the Property, and (2) copies of any other documents (or, if illegible, summaries of such

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306   documents) listed in the schedule of exceptions (Exceptions) in the Title Commitment furnished to Buyer (collectively, Title
307    Documents).
308                     8.1.5.   Copies of Title Documents. Buyer must receive, on or before Record Title Deadline (§ 3) copies of all
309         Title Documents. This requirement pertains only to documents as shown of record in the office of the clerk and recorder in the
283         county where the Property is located. The cost of furnishing copies of the documents required in this Section will be at the expense
284         of the party or parties obligated to pay for the owner's title insurance policy.
285                     8.1.6.   Existing Abstracts of Title. Seller must deliver to Buyer copies of any abstracts of title covering all or any
286         portion of the Property (Abstract of Title) in Seller's possession on or before Record Title Deadline (§ 3).
287               8.2.  Record Title. Buyer has the right to review and object to the Abstract of Title or Title Commitment and any of the
288         Title Documents as set forth in § 8.4 (Right to Object to Title, Resolution) on or before Record Title Objection Deadline (§ 3).
289         Buyer's objection may be based on any unsatisfactory form or content of Title Commitment or Abstract of Title, notwithstanding
290         § 13, or any other unsatisfactory title condition, in Buyer's sole subjective discretion. If the Abstract of Title, Title Commitment or
291         Title Documents are not received by Buyer, on or before the Record Title Deadline (§ 3), or if there is an endorsement to the Title
292         Commitment that adds a new Exception to title, a copy of the new Exception to title and the modified Title Commitment will be
293         delivered to Buyer. Buyer has until the earlier of Closing or ten days after receipt of such documents by Buyer to review and object
294         to:    (1) any required Title Document not timely received by Buyer, (2) any change to the Abstract of Title, Title Commitment or
295         Title Documents, or (3) any endorsement to the Title Commitment. If Seller receives Buyer's Notice to Terminate or Notice of
296         Title Objection, pursuant to this § 8.2 (Record Title), any title objection by Buyer is governed by the provisions set forth in § 8.4
297         (Right to Object to Title, Resolution). If Seller has fulfilled all Seller's obligations, if any, to deliver to Buyer all documents
298         required by § 8.1 (Evidence of Record Title) and Seller does not receive Buyer's Notice to Terminate or Notice of Title Objection
299         by the applicable deadline specified above, Buyer accepts the condition of title as disclosed by the Abstract of Title, Title
300         Commitment and Title Documents as satisfactory.
301               8.3.  Off-Record Title. Seller must deliver to Buyer, on or before Off-Record Title Deadline (§ 3), true copies of all
302         existing surveys in Seller's possession pertaining to the Property and must disclose to Buyer all easements, liens (including,
303         without limitation, governmental improvements approved, but not yet installed) or other title matters (including, without
304         limitation, rights of first refusal and options) not shown by public records, of which Seller has actual knowledge (Off-Record
305         Matters). Buyer has the right to inspect the Property to investigate if any third party has any right in the Property not shown by
306         public records (e.g., unrecorded easement, boundary line discrepancy or water rights). Buyer's Notice to Terminate or Notice of
307         Title Objection of any unsatisfactory condition (whether disclosed by Seller or revealed by such inspection, notwithstanding § 8.2
308         and § 13), in Buyer's sole subjective discretion, must be received by Seller on or before Off-Record Title Objection Deadline
309         (§ 3). If an Off-Record Matter is received by Buyer after the Off-Record Title Deadline (§ 3), Buyer has until the earlier of
310         Closing or ten days after receipt by Buyer to review and object to such Off-Record Matter. If Seller receives Buyer's Notice to
311         Terminate or Notice of Title Objection pursuant to this § 8.3 (Off-Record Title), any title objection by Buyer and this Contract are
312         governed by the provisions set forth in § 8.4 (Right to Object to Title, Resolution). If Seller does not receive Buyer's Notice to
313         Terminate or Notice of Title Objection by the applicable deadline specified above, Buyer accepts title subject to such rights, if any,
314         of third parties of which Buyer has actual knowledge.
315               8.4.  Right to Object to Title, Resolution. Buyer's right to object to any title matters includes, but is not limited to those
316         matters set forth in §§ 8.2 (Record Title), 8.3 (Off-Record Title) and 13 (Transfer of Title), in Buyer's sole subjective discretion. If
317         Buyer objects to any title matter, on or before the applicable deadline, Buyer has the following options:
318                     8.4.1.  Title Objection, Resolution. If Seller receives Buyer's written notice objecting to any title matter (Notice
319         of Title Objection), on or before the applicable deadline, and if Buyer and Seller have not agreed to a written settlement thereof on
320         or before Title Resolution Deadline (§ 3), this Contract will terminate on the expiration of Title Resolution Deadline (§ 3),
321         unless Seller receives Buyer's written withdrawal of Buyer's Notice of Title Objection (i.e., Buyer's written notice to waive
322         objection to such items and waives the Right to Terminate for that reason), on or before expiration of Title Resolution Deadline
323         (§ 3). If either the Record Title Deadline or the Off-Record Title Deadline, or both, are extended to the earlier of Closing or ten
324         days after receipt of the applicable documents by Buyer, pursuant to § 8.2 (Record Title) or § 8.3 (Off-Record Title), the Title
325         Resolution Deadline also will be automatically extended to the earlier of Closing or fifteen days after Buyer's receipt of the
326         applicable documents; or
327                    8.4.2.  Title Objection, Right to Terminate. Buyer may exercise the Right to Terminate under § 25.1, on or
328         before the applicable deadline, based on any unsatisfactory title matter, in Buyer's sole subjective discretion.
329               8.5.  Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION
330         INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE
358         PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK
359         FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE
360         CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH
361         INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS SHOULD INVESTIGATE THE
362         SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY

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363         TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING
364         FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND
365         RECORDER, OR THE COUNTY ASSESSOR.
366              Buyer has the Right to Terminate under § 25.1, on or before Off-Record Title Objection Deadline (§ 3), based on any
340         unsatisfactory effect of the Property being located within a special taxing district, in Buyer's sole subjective discretion.
341               8.6.  Right of First Refusal or Contract Approval. If there is a right of first refusal on the Property or a right to approve
342         this Contract, Seller must promptly submit this Contract according to the terms and conditions of such right. If the holder of the
343         right of first refusal exercises such right or the holder of a right to approve disapproves this Contract, this Contract will terminate.
344         If the right of first refusal is waived explicitly or expires, or the Contract is approved, this Contract will remain in full force and
345         effect. Seller must promptly notify Buyer in writing of the foregoing. If expiration or waiver of the right of first refusal or approval
346         of this Contract has not occurred on or before Right of First Refusal Deadline (§ 3), this Contract will then terminate.
347               8.7.  Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed
348         carefully. Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property,
349         including, without limitation, boundary lines and encroachments, set-back requirements, area, zoning, building code violations,
350         unrecorded easements and claims of easements, leases and other unrecorded agreements, water on or under the Property, and
351         various laws and governmental regulations concerning land use, development and environmental matters. The surface estate may
352         be owned separately from the underlying mineral estate, and transfer of the surface estate does not necessarily include
353         transfer of the mineral rights or water rights. Third parties may hold interests in oil, gas, other minerals, geothermal
354         energy or water on or under the Property, which interests may give them rights to enter and use the Property. Such matters,
355         and others, may be excluded from or not covered by the owner's title insurance policy. Buyer is advised to timely consult legal
356         counsel with respect to all such matters as there are strict time limits provided in this Contract [e.g., Record Title Objection
357         Deadline (§ 3) and Off-Record Title Objection Deadline (§ 3)].

358         9.  CURRENT SURVEY REVIEW.
359               9.1.  Current Survey Conditions. If the box in § 9.1.1 or § 9.1.2 is checked, Buyer, the issuer of the Title Commitment
360         or the provider of the opinion of title if an Abstract of Title, and BUYER AGENT, SELLER AND BUYER will receive an
361         Improvement Location
388    Certificate, Improvement Survey Plat or other form of survey set forth in § 9.1.2 (collectively, Current Survey), on or before
362         Current Survey Deadline (§ 3). The Current Survey will be certified by the surveyor to all those who are to receive the Current
    363         Survey.
364          ☒              9.1.1.  Improvement Location Certificate. If the box in this § 9..1.1 is checked, ❒ Seller ☒ Buyer will order or
    365         provide, and pay, on or before Closing, the cost of an Improvement Location Certificate.
366          ❑              9.1.2.   Other Survey. If the box in this § 9.1.2 is checked, a Current Survey, other than an Improvement Location
    367         Certificate, will be an ❑ Improvement Survey Plat, or ❑                   . The parties agree that payment of the cost of
    368         the Current Survey and obligation to order or provide the Current Survey are as follows:
    369         SELLER
370
371
372               9.2.   Current Survey Objection. Buyer has the right to review and object to the Current Survey. If the Current Survey is
    373         not timely received by Buyer or is unsatisfactory to Buyer, in Buyer's sole subjective discretion, Buyer may, on or before Current
    374         Survey Objection Deadline (§ 3), notwithstanding § 8.3 or § 13:
375                    9.2.1.  Notice to Terminate. Notify Seller in writing that this Contract is terminated; or
    376                    9.2.2.  Current Survey Objection. Deliver to Seller a written description of any matter that was to be shown or is
377         shown in the Current Survey that is unsatisfactory and that Buyer requires Seller to correct.
378               9.3.  Current Survey Resolution. If a Current Survey Objection is received by Seller, on or before Current Survey
379         Objection Deadline (§ 3), and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Current Survey
380         Resolution Deadline (§ 3), this Contract will terminate on the Current Survey Resolution Deadline (§ 3), unless Seller receives
381         Buyer's written withdrawal of the Current Survey Objection before such termination, i.e., on or before expiration of Current
382         Survey Resolution Deadline (§ 3).
383
411                       DISCLOSURE, INSPECTION AND DUE DILIGENCE

412         10.  PROPERTY DISCLOSURE, INSPECTION, INDEMNITY, INSURABILITY, DUE DILIGENCE AND SOURCE
413         OF WATER.
414               10.1.  Seller's Property Disclosure. On or before Seller's Property Disclosure Deadline (§ 3), Seller agrees to deliver to

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415         Buyer the most current version of the applicable Colorado Real Estate Commission's Seller's Property Disclosure form completed
416         by Seller to Seller's actual knowledge, current as of the date of this Contract.
417                10.2:   Inspection Objection. Unless otherwise provided in this Contract, Buyer acknowledges that Seller is conveying the
418         Property to Buyer in an "as is" condition, "where is" and "with all faults". Colorado law requires that Seller disclose to Buyer any
392        latent defects actually known by Seller. Disclosure of latent defects must be in writing. Buyer, acting in good faith, has the right to
393         have inspections (by one or more third parties, personally or both) of the Property and Inclusions (Inspection), at Buyer's expense.
394        If (1) the physical condition of the Property, including, but not limited to, the roof, walls, structural integrity of the Property, the
395         electrical, plumbing, HVAC and other mechanical systems of the Property, (2) the physical condition of the Inclusions, (3) service
396         to the Property (including utilities and communication services), systems and components of the Property (e.g. heating and
397         plumbing), (4) any proposed or existing transportation. project, road, street or highway, or (5) any other activity, odor or noise
398         (whether on or off the Property) and itsFffect, or expected effect?on the Property or its occupants is unsatisfactory, in Buyer's sole
399          subjective discretian, Buyer may, on or befoi(e Inspection Objection Deadline ( 3'
400                   10.2.1.  Notice to Terminate. Notify Seller in writing that this Contract is terminated; or
401                   10.2.2, Inspection Objection. Deliver to Seller a written description of any unsatisfactory physical condition that
402         Buyer requires Seller to correct.
403                  10.3.  Inspection Resolution. If an Inspection Objection is received by Seller, on or before Inspection Objection
404         Deadline (§ 3), and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Inspection Resolution
405         Deadline (§ 3), this Contract will terminate on Inspection Resolution Deadline (§ 3), unless Seller receives Buyer's written
406         withdrawal of the Inspection Objection before such termination, i.e., on or before expiration of Inspection Resolution Deadline
407         (§ 3).
408               10.4.  Damage, Liens and Indemnity. Buyer, except as otherwise provided in this Contract or other written agreement
409         between the parties, is responsible for payment for all inspections, tests, surveys, engineering reports, or other reports performed at
410         Buyer's request (Work) and must pay for any damage that occurs to the Property and Inclusions as a result of such Work. Buyer
411         must not permit claims or liens of any kind against the Property for Work performed on the Property. Buyer agrees to indemnify,
412         protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller and caused by any such
413         Work, claim, or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to defend agains
414         any such liability, damage, cost or expense, or to enforce this section, including Seller's reasonable attorney fees, legal fees and
415    expenses. The provisions of this section survive the termination of this Contract. This § 10.4 does not apply to items performed
416    pursuant to an Inspection Resolution.
417    10.5. Insurability. Buyer has the right to review and object to the availability, terms and conditions of and premium for
418    property insurance (Property Insurance). Buyer has the Right to Terminate under § 25.1, on or before Property Insurance
419    Objection Deadline (§ 3), based on any unsatisfactory provision of the Property Insurance, in Buyer’s sole subjective discretion.
420    10.6. Due Diligence.
421    10.6.1. Due Diligence Documents. If the respective box is checked, Seller agrees to deliver copies of the following
422    documents and information pertaining to the Property (Due Diligence Documents) to Buyer on or before Due Diligence
423    Documents Delivery Deadline (§ 3):
424   ☒ 10.6.1.1. All contracts relating to the operation, maintenance and management of the Property;
425            ☒      10.6.1.2. Property tax bills for the last              years;
426   ☒  10.6.1.3. As-built construction plans to the Property and the tenant improvements, including architectural,
427     electrical, mechanical, and structural systems, engineering reports, and permanent Certificates of Occupancy, to the extent now
428     available;
429  ☒          10.6.1.4. A list of all Inclusions to be conveyed to Buyer;
430  ☒  10.6.1.5. Operating statements for the past                      years;
431  ☒          10.6.1.6. A rent roll accurate and correct to the date of this Contract;
432  ☒  10.6.1.7. All current leases, including any amendments or other occupancy agreements, pertaining to the
433     Property. Those leases or other occupancy agreements pertaining to the Property that survive Closing are as follows (Leases):
434
435
436
437  ☒  10.6.1.8. A schedule of any tenant improvement work Seller is obligated to complete but has not yet been
438       completed and capital improvement work either scheduled or in process on the date of this Contract;
439    ☒   10.6.1.9. All insurance policies pertaining to the Property and copies of any claims which have been made
440      for the past 2 YEARS years;
468    ❒    10.6.1.10. Soils reports, Surveys and engineering reports or data pertaining to the Property (if not delivered
469      earlier under § 8.3);
470    ❒    10.6.1.11. Any and all existing documentation and reports regarding Phase I and II environmental reports,
471      letters, test results, advisories, and similar documents respective to the existence or nonexistence of asbestos, PCB transformers, or

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472      other toxic hazardous or contaminated substances, and/or underground storage tanks and/or radon gas. If no reports are in Seller’s
473      possession or known to Seller, Seller warrants that no such reports are in Seller’s possession or known to Seller;
474    ☒   10.6.1.12. Any Americans with Disabilities Act reports, studies or surveys concerning the compliance of
475       the Property with said Act;
449    ☒   10.6.1.13. All permits, licenses and other building or use authorizations issued by any governmental
450      authority with jurisdiction over the Property and written notice of any violation of any such permits, licenses or use authorizations,
451      if any; and
452   ☒   10.6.1.14. Other documents and information:
453    ANY AND ALL LICENSES, WARRANTIES, AND/OR LETTERS
454    OF EXPLANATION AS OT THE CONTRACTORS THAT PERFORMED THE WORK THAT HAS ALREADY
          BEEN COMPLETED, THE FORMER OWNERS, OR ANY MATERIAL DEFECTS ACTUALLY KNOWN BY
          SELLER.  I am waiting for building permit, it  encompases zoning, water, waste water, min. work done on property.
481                     10.6.2.  Due Diligence Documents Review and Objection. Buyer has the right to review and object to Due
457         Diligence Documents. If the Due Diligence Documents are not supplied to Buyer or are unsatisfactory in Buyer's sole subjective
458         discretion, Buyer may, on or before Due Diligence Documents Objection Deadline (§ 3):
459                           10.6.2.1.  Notice to Terminate. Notify Seller in writing that this Contract is terminated; or
460                           10.6.2.2.  Due Diligence Documents Objection. Deliver to Seller a written description of any
461         unsatisfactory Due Diligence Documents that Buyer requires Seller to correct.
462                     10.6.3.  Due Diligence Documents Resolution. If a Due Diligence Documents Objection is received by Seller, on or
463         before Due Diligence Documents Objection Deadline (§ 3), and if Buyer and Seller have not agreed in writing to a settlement
464         thereof on or before Due Diligence Documents Resolution Deadline (§ 3), this Contract will terminate on Due Diligence
465         Documents Resolution Deadline (§ 3) unless Seller receives Buyer's written withdrawal of the Due Diligence Documents
466         Objection before such termination, i.e., on or before expiration of Due Diligence Documents Resolution Deadline (§ 3).
467                     10.6.4.  Zoning. Buyer has the Right to Terminate under § 25.1, on or before Due Diligence Documents Objection
468         Deadline (§ 3), based on any unsatisfactory zoning and any use restrictions imposed by any governmental agency with jurisfiction
469         over the Property, in Buyer's sole subjective discretion.
470                     10.6.5.  Due Diligence   Environmental, ADA. Buyer has the right to obtain environmental inspections of the
471         Property including Phase I and Phase II Environmental Site Assessments, as applicable.   ☒ Seller ❑ Buyer will order or provide
472          ☒ Phase I Environmental Site Assessment, ☒ Phase II Environmental Site Assessment (compliant with ASTM E1527-05
473         standard practices for Environmental Site Assessments) and/or ❑                          , at the expense of ☒Seller ❑
474         Buyer (Environmental Inspection). In addition, Buyer, at Buyer's expense, may also conduct an evaluation whether the Property
475         complies with the Americans with Disabilities Act (ADA Evaluation). All such inspections and evaluations must be conducted at
476         such times as are mutually agreeable to minimize the interruption of Seller's and any Seller's tenants' business uses of the
477         Property, if any.
478              If Buyer's Phase I Environmental Site Assessment recommends a Phase 11 Environmental Site Assessment, the
479         Environmental Inspection Objection Deadline (§ 3) will be extended by 5 days (Extended Environmental Inspection
480         Objection Deadline) and if such Extended Environmental Inspection Objection Deadline extends beyond the Closing Date (§ 3),
481         the Closing Date (§ 3) will be extended a like period of time. In such event, ☒ Seller ❑ Buyer must pay the cost for such Phase
482         II Environmental Site Assessment.
483              Notwithstanding Buyer's right to obtain additional environmental inspections of the Property in this § 10.6.5, Buyer has the
484         Right to Terminate under § 25.1, on or before Environmental Inspection Objection Deadline (§ 3), or if applicable the Extended
485         Environmental Inspection Objection Deadline, based on any unsatisfactory results of Environmental Inspection, in Buyer's sole
486         subjective discretion.
487              Buyer has the Right to Terminate under § 25.1, on or before ADA Evaluation Objection Deadline (§ 3), based on any
488         unsatisfactory ADA Evaluation, in Buyer's sole subjective discretion.
489               10.7.  Conditional Upon Sale of Property. This Contract is conditional upon the sale and closing of that certain property
490         owned by Buyer and commonly known as                                                          . Buyer has the Right to Terminate under § 25.1
491         effective upon Seller's receipt of Buyer's Notice to Terminate on or before Conditional Sale Deadline (§ 3) if such property is not
492         sold and closed by such deadline. This § 10.7 is for the sole benefit of Buyer. If Seller does not receive Buyer's Notice to
493         Terminate on or before Conditional Sale Deadline (§ 3), Buyer waives any Right to Terminate under this provision.
520               10.8.  Source of Potable Water (Residential Land and Residential Improvements Only). Buyer ❑ Does ❑ Does Not
521         acknowledge receipt of a copy of Seller's Property Disclosure or Source of Water Addendum disclosing the source of potable
522         water for the Property. Buyer ❑ Does ❑ Does Not acknowledge receipt of a copy of the current well permit. ☒ There is No Well.
523         Note to Buyer: SOME WATER PROVIDERS RELY, TO VARYING DEGREES, ON NONRENEWABLE GROUND
524        WATER. YOU MAY WISH TO CONTACT YOUR PROVIDER (OR INVESTIGATE THE DESCRIBED SOURCE) TO
525         DETERMINE THE LONG-TERM SUFFICIENCY OF THE PROVIDER'S WATER SUPPLIES.

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526                  10.9. Carbon Monoxide Alarms. Note: If the improvements on the Property have a fuel-fired heater or appliance a
527   fireplace, or an attached garage and include one or more rooms lawfully used for sleeping purposes (Bedroom), the. parties
528   acknowledge that Colorado Law requires the Seller assure the Property has an operational carbon monoxide alarm installed within
529   fifteen feet of the entrance to each Bedroom or in a location as required by the applicable building code.
530       10.10. Lead-Based Paint. Unless exempt, if the improvements on the Property include one or more residential dwellings
531   for which a building permit was issued prior to January I, 1978, this Contract is. void unless (I) a completed Lead-Based Paint
532    Disclosure (Sales) form is signed by Seller, the required real estate licensees and Buyer, and (2) Seller receives the completed and
533    fully executed form prior the time when this Contract is signed by all parties. Buyer acknowledges timely receipt of a completed
534    Lead-Based Paint Disclosure (Sales) form signed by Seller and the real estate licensees.
535      10.11. Methamphetamine Disclosure. If Seller knows that methamphetamine was ever manufactured, processed, cooked.
536    disposed of, used or stored at the Property, Seiler is required to disclose such fact. No disclosure is required if the Property was
537    remediated in accordance with state standards and other requirements are fulfilled pursuant to § 25-18.5-102, C.R.S. Buyer further
538    acknowledges that Buyer has the right to engage in certified hygienist or Industrial hygienist to test whether the Property has ever
539    been used as a methamphetamine laboratory. Buyer has the Right to Terminate under § 25.1, upon Seller's receipt of Buyer's
540    written Notice to Terminate, notwithstanding any other provision of this Contract, based on Buyer’s test results that indicate the
541    Property has been contaminated with methamphetamine, but has not been remediated to meet the standards established by rules of
542    the State Board of Health promulgated pursuant to § 25-18.5-102. C.R.S. Buyer must promptly give written notice to Seller of the
543    results of the test.
544      10.12, Existing Leases; Modification of Existing Leases; New Leases. Seller states that none of the Leases to be assigned
545    to the Buyer at the time of Closing contain any rent concessions, rent reduction or rent abatements except as disclosed in the
546    Lease or other writing received by-Buyer; Seller will not alter, modify, extend or cancel any of the Lease nor will Seller
547    enter into any new leases: affecting-the Property without the prior written consent of Buyer, which consent will not be unreasonably
548    withheld or delayed.

549         11.  TENANT ESTOPPEL STATEMENTS.
550               11.1.  Tenant Estoppel Statements Conditions. Buyer has the right to review and object to any Estoppel Statements.
551         Seller must obtain and deliver to Buyer on or before Tenant Estoppel Statements Deadline (§ 3), statements in a form and
552         substance reasonably acceptable to Buyer, from each occupant or tenant at the Property (Estoppel Statement) attached to a copy of
553         the Lease stating:
554                     111.1.            The commencement date of the Lease and scheduled termination date of the Lease;
555                     11.1.2.   That said Lease is in full force and effect and that there have been no subsequent modifications or
556         amendments;
513                     11.1.3.   The amount of any advance rentals paid, rent concessions given, and deposits paid to Seller;
514                     11.1.4.   The amount of monthly (or other applicable period) rental paid to Seller;
515                     11.1.5.            That there is no default under the terms of said Lease by landlord or occupant; and
516                     11.1.6.   That the Lease to which the Estoppel is attached is a true, correct and complete copy of the Lease demising
517         the premises it describes.
518               11.2.  Tenant Estoppel Statements Objection. Buyer has the Right to Terminate under § 25.1, on or before Tenant
519        Estoppel Statements Objection Deadline (§ 3), based on any unsatisfactory Estoppel Statement, in Buyer's sole subjective
520         discretion, or if Seller fails to deliver the Estoppel Statements on or before Tenant Estoppel Statements Deadline (§ 3). Buyer
521         also has the unilateral right to waive any unsatisfactory Estoppel Statement.
522
523                                                                CLOSING PROVISIONS

524         12.  CLOSING DOCUMENTS, INSTRUCTIONS AND CLOSING.

525               12.1.  Closing Documents and Closing Information. Seller and Buyer will cooperate with the Closing Company to
526         enable the Closing Company to prepare and deliver documents required for Closing to Buyer and Seller and their designees. If
527         Buyer is obtaining a new loan to purchase the Property, Buyer acknowledges Buyer's lender is required to provide the Closing
528         Company, in a timely manner, all required loan documents and financial information concerning Buyer's new loan. Buyer and
529         Seller will furnish any additional information and documents required by Closing Company that will be necessary to complete this
530         transaction. Buyer and Seller will sign and complete all customary or reasonably required documents at or before Closing.
575               12.2.   Closing Instructions. Colorado Real Estate Commission's Closing Instructions ❑ Are ☒ Are Not executed with
576         this Contract.
577               12.3.   Closing. Delivery of deed from Seller to Buyer will be at closing (Closing). Closing will be on the date specified as
578         the Closing Date (§ 3) or by mutual agreement at an earlier date. The hour and place of Closing will be as designated by
579          COREY WIEGAND.

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Buyer initials	Seller initials

580              12.4.  Disclosure of Settlement Costs. Buyer and Seller acknowledge that costs, quality, and extent of service vary
581         between different settlement service providers (e.g., attorneys, lenders, inspectors and title companies).

582         13.  TRANSFER OF TITLE. Subject to tender of payment at Closing as required herein and compliance by Buyer with the
583         other terms and provisions hereof, Seller must execute and deliver a good and sufficient GENERAL WARRANTEE deed
584         to Buyer, at Closing, conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as
585         provided herein, title will be conveyed free and clear of all liens, including any governmental liens for special improvements
586         installed as of the date of Buyer's signature hereon, whether assessed or not. Title will be conveyed subject to:
587               13.1.   Those specific Exceptions described by reference to recorded documents as reflected in the Title Documents
588         accepted by Buyer in accordance with Record Title (§ 8.2),
589               13.2.   Distribution utility easements (including cable TV),
590               13.3.   Those specifically described rights of third parties not shown by the public records of which Buyer has actual
591         knowledge and which were accepted by Buyer in accordance with Off-Record Title (§ 8.3) and Current Survey Review (§ 9),
592               13.4.   Inclusion of the Property within any special taxing district,
593               13.5.   Other                                                                                                 .

552         14.  PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid will be paid at or before Closing from the
553         proceeds of this transaction or from any other source.

554         15.   CLOSING COSTS, CLOSING FEE, ASSOCIATION FEES AND TAXES.
555               15.1.   Closing Costs. Buyer and Seller must pay, in Good Funds, their respective closing costs and all other items required
556         to be paid at Closing, except as otherwise provided herein.
557               15.2.   Closing Services Fee. The fee for real estate closing services must be paid at Closing by ❑ Buyer ❑ Seller
558          ☒  One-Half by Buyer and One-Half by Seller ❑ Other
559               15.3.  Status Letter and Record Change Fees. Any fees incident to the issuance of Association's statement of
560         assessments (Status Letter) must be paid by ❑ Buyer ❑ Seller ❑ One-Half by Buyer and One-Half by Seller ❑ None.
561         Any record change fee assessed by the Association including, but not limited to, ownership record transfer fees regardless of name
562         or title of such fee (Association's Record Change Fee) must be paid by ❑ Buyer ❑ Seller ❑ One-Half by Buyer and One-
563         Half by Seller ❑ None.
564               15.4.  Local Transfer Tax.❑ The Local Transfer Tax of              % of the Purchase Price must be paid at Closing by
565          ❑ Buyer ❒ Seller ❑ One-Half by Buyer and One-Half by Seller ❑ None.
566               15.5. Private Transfer Fee. Private transfer fees and other fees due to a transfer of the Property, payable at Closing, such
567         as community association fees, developer fees and foundation fees, must be paid at Closing by ❑ Buyer ☒ Seller ❑ One-
568         Half by Buyer and One-Half by Seller ❑ None. The Private Transfer fee, whether one or more, is for the following
569         association(s):                                                            in the total amount of                    % of the Purchase
570         Price or $                                                        .
571               15.6.  Water Transfer Fees. The Water Transfer Fees can change. The fees, as of the date of this Contract, do not exceed
572         $                      for:
573               ❑ Water Stock/Certificates                                                  ❑ Water District
574               ❑ Augmentation Membership                                             ❑ Small Domestic Water Company       ❑
575         and must be paid at Closing by ❑ Buyer ❑ Seller ☒ One-Half by Buyer and One-Half by Seller ❑ None.
576               15.7.  Sales and Use Tax. Any sales and use tax that may accrue because of this transaction must be paid when due by
577          ❑ Buyer☒ Seller ❑ One-Half by Buyer and One-Half by Seller ❑ None.

578         16.  PRORATIONS. The following will be prorated to Closing Date (§ 3), except as otherwise provided:
579               16.1.  Taxes. Personal property taxes, if any, special taxing district assessments, if any, and general real estate taxes for the
580         year of Closing, based on ❑ Taxes for the Calendar Year Immediately Preceding Closing ☒ Most Recent Mill Levy and
581         Most Recent Assessed Valuation, or ❑ Other
582               16.2.  Rents. Rents based on ❑ Rents Actually Received ❑ Accrued. At Closing, Seller will transfer or credit to
583         Buyer the security deposits for all Leases assigned, or any remainder after lawful deductions, and notify all tenants in writing of
584         such transfer and of the transferee's name and address. Seller must assign to Buyer all Leases in effect at Closing and Buyer must
585         assume Seller's obligations under such Leases.
629               16.3.  Association Assessments. Current regular Association assessments and dues (Association Assessments) paid in
630         advance will be credited to Seller at Closing. Cash reserves held out of the regular Association Assessments for deferred
631         maintenance by the Association will not be credited to Seller except as may be otherwise provided by the Governing Documents.
632         Buyer acknowledges that Buyer may be obligated to pay the Association, at Closing, an amount for reserves or working capital.
633         Any special assessment assessed prior to Closing Date (§ 3) by the Association will be the obligation of ❑ Buyer ☒Seller.

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Buyer initials	Seller initials

634         Except however, any special assessment by the Association for improvements that have been installed as of the date of Buyer's
635         signature hereon, whether assessed prior to or after Closing, will be the obligation of Seller. Seller represents that the Association
636         Assessments are currently payable at approximately $                              per                              and that there are no unpaid regular
637         or special assessments against the Property except the current regular assessments and
638         Such assessments are subject to change as provided in the Governing Documents. Seller agrees to promptly request the
639         Association to deliver to Buyer before Closing Date (§ 3) a current Status Letter.
640               16.4.  Other Prorations. Water and sewer charges, propane, interest on continuing loan, and
641               16.5.  Final Settlement. Unless otherwise agreed in writing, these prorations are final.

642         17.  POSSESSION. Possession of the Property will be delivered to Buyer on Possession Date (§ 3) at Possession Time (§ 3),
600         subject to the Leases as set forth in § 10.6.1.7.
601
602              If Seller, after Closing, fails to deliver possession as specified, Seller will be subject to eviction and will be additionally liable
603         to Buyer for payment of $ 100. 00 per day (or any part of a day notwithstanding § 18.1) from Possession Date (§ 3) and
604         Possession lime (§ 3) until possession is delivered,
605
606                                                                GENERAL PROVISIONS

607         18.  DAY; COMPUTATION OF PERIOD OF DAYS, DEADLINE.
608               18.1.  Day. As used in this Contract, the term "day" means the entire day ending at 11:59 p.m., United States Mountain
609         Time (Standard or Daylight Savings as applicable).
610               18.2.  Computation of Period of Days, Deadline. In computing a period of days, when the ending date is not specified,
611         the first day is excluded and the last day is included (e.g., three days after MEC). If any deadline falls on a Saturday, Sunday or
612         federal or Colorado state holiday (Holiday), such deadline ☒ Will ❑ Will Not be extended to the next day that is not a
613         Saturday, Sunday or Holiday. Should neither box be checked, the deadline will not be extended.

614         19.  CAUSES OF LOSS, INSURANCE; DAMAGE TO INCLUSIONS AND SERVICES; CONDEMNATION; AND
615         WALK-THROUGH. Except as otherwise provided in this Contract, the Property, Inclusions or both will be delivered in the
616         condition existing as of the date of this Contract, ordinary wear and tear excepted.
617               19.1.  Causes of Loss, Insurance. In the event the Property or inclusions are damaged by fire, other perils or causes of
618         loss prior to Closing in an amount of not more than ten percent of the total Purchase Price (Property Damage), Seller is obligated
619         to repair the same before Closing Date (§ 3). Buyer has the Right to Terminate under § 25.1, on or before Closing Date (§ 3), if
620         the Property Damage is not repaired before Closing Date (§ 3) or if the damage exceeds such sum. Should Buyer elect to carry out
621         this Contract despite such Property Damage, Buyer is entitled to a credit at Closing for all insurance proceeds that were received
622         by Seller (but not the Association, if any) resulting from such damage to the Property and Inclusions, plus the amount of any
623         deductible provided for in such insurance policy. Such credit must not exceed the Purchase Price. In the event Seller has not
624         received such insurance proceeds prior to Closing, the parties may agree to extend the Closing Date (§ 3) or, at the option of
625         Buyer, Seller must assign such proceeds at Closing, plus credit Buyer the amount of any deductible provided for in such insurance
626         policy, but not to exceed the total Purchase Price.
627               19.2.  Damage, Inclusions and Services. Should any Inclusion or service (including utilities and communication
628         services), system, component or fixture of the Property (collectively Service), e.g., heating or plumbing, fail or be damaged
629         between the date of this Contract and Closing or possession, whichever is earlier, then Seller is liable for the repair or replacement
630         of such Inclusion or Service with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the
631         maintenance or replacement of such Inclusion or Service is not the responsibility of the Association, if any, less any insurance
632         proceeds received by Buyer covering such repair or replacement. If the failed or damaged Inclusion or Service is not repaired or
633         replaced on or before Closing or possession, whichever is earlier, Buyer has the Right to Terminate under § 25.1, on or before
634         Closing Date (§ 3), or, at the option of Buyer, Buyer is entitled to a credit at Closing for the repair or replacement of such
635         Inclusion or Service. Such credit must not exceed the Purchase Price. If Buyer receives such a credit, Seller's right for any claim
636         against the Association, if any, will survive Closing. Seller and Buyer are aware of the existence of pre-owned home warranty
637         programs that may be purchased and may cover the repair or replacement of such Inclusions.
638               19.3.  Condemnation. In the event Seller receives actual notice prior to Closing that a pending condemnation action may
639         result in a taking of all or part of the Property or Inclusions, Seller must promptly notify Buyer, in writing, of such condemnation
683         action. Buyer has the Right to Terminate under § 25.1, on or before Closing Date (§ 3), based on such condemnation action, in
684         Buyer's sole subjective discretion. Should Buyer elect to consummate this Contract despite such diminution of value to the
685         Property and Inclusions, Buyer is entitled to a credit at Closing for all condemnation proceeds awarded to Seller for the diminution
686         in the value of the Property or Inclusions but such credit will not include relocation benefits or expenses, or exceed the Purchase
687         Price.

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Buyer initials	Seller initials

688               19.4.  Walk-Through and Verification of Condition. Buyer, upon reasonable notice, has the right to walk through the
689         Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this Contract.

690         20.  RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this Contract, Buyer and Seller acknowledge
691         that the respective broker has advised that this Contract has important legal consequences and has recommended the examination
692         of title and consultation with legal and tax or other counsel before signing this Contract.

693         21.  TIME OF ESSENCE, DEFAULT AND REMEDIES. Time is of the essence hereof. If any note or check received as
694         Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any obligation
695         hereunder is not performed or waived as herein provided, the nondefaulting party has the following remedies:
696               21.1.  If Buyer is in Default:
697          ❑              21.1.1.  Specific Performance. Seller may elect to treat this Contract as canceled, in which case all Earnest Money
698         (whether or not paid by Buyer) will be paid to Seller and retained by Seller; and Seller may recover such damages as may be
699         proper; or Seller may elect to treat this Contract as being in full force and effect and Seller has the right to specific performance or
700         damages, or both.
661                    21.1.2.  Liquidated Damages, Applicable. This § 21.1.2 applies unless the box in § 21.1.1. is checked. All
662         Earnest Money (whether or not paid by Buyer) will be paid to Seller, and retained by Seller. Both parties will thereafter be released
663         from all obligations hereunder. It is agreed that the Earnest Money specified in § 4.1 is LIQUIDATED DAMAGES, and not a
664         penalty, which amount the parties agree is fair and reasonable and (except as provided in §§ 10.4, 22, 23 and 24), said payment of
665         Earnest Money is SELLER'S ONLY REMEDY for Buyer's failure to perform the obligations of this Contract. Seller expressly
666         waives the remedies of specific performance and additional damages.
667               21.2.  If Seller is in Default: Buyer may elect to treat this Contract as canceled, in which case all Earnest Money received
668         hereunder will be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this Contract as
669         being in full force and effect and Buyer has the right to specific performance or damages, or both.

670         22.  LEGAL FEES, COST AND EXPENSES. Anything to the contrary herein notwithstanding, in the event of any arbitration
671         or litigation relating to this Contract, prior to or after Closing Date (§ 3), the arbitrator or court must award to the prevailing party
672         all reasonable costs and expenses, including attorney fees, legal fees and expenses.

673         23.  MEDIATION. If a dispute arises relating to this Contract, prior to or after Closing, and is not resolved, the parties must first
674         proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person
675         who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the
676         dispute must agree, in writing, before any settlement is binding. The parties will jointly appoint an acceptable mediator and will
677         share equally in the cost of such mediation. The mediation, unless otherwise agreed, will terminate in the event the entire dispute is
678         not resolved within thirty days of the date written notice requesting mediation is delivered by one party to the other at the party's
679         last known address. This section will not alter any date in this Contract, unless otherwise agreed.

680         24.  EARNEST MONEY DISPUTE. Except as otherwise provided herein, Earnest Money Holder must release the Earnest
681         Money following receipt of written mutual instructions, signed by both Buyer and Seller. In the event of any controversy regarding
682         the Earnest Money, Earnest Money Holder is not required to release the Earnest Money. Earnest Money Holder, in its sole
683         subjective discretion, has several options: (l) wait for any proceeding between Buyer and Seller; (2) interplead all parties and
684         deposit Earnest Money into a court of competent jurisdiction, (Earnest Money Holder is entitled to recover court costs and
685         reasonable attorney and legal fees incurred with such action); or (3) provide notice to Buyer and Seller that unless Earnest Money

686         Holder receives a copy of the Summons and Complaint or Claim (between Buyer and Seller) containing the case number of the
687         lawsuit (Lawsuit) within one hundred twenty days of Earnest Money Holder's notice to the parties, Earnest Money Holder is
688         authorized to return the Earnest Money to Buyer. In the event Earnest Money Holder does receive a copy of the Lawsuit, and has
689         not interpled the monies at the time of any Order, Earnest Money Holder must disburse the Earnest Money pursuant to the Order
690         of the Court. The parties reaffirm the obligation of Mediation (§ 23). This Section will survive cancellation or termination of this
691         Contract.

732         25.  TERMINATION.
733               25.1.  Right to Terminate. If a party has a right to terminate, as provided in this Contract (Right to Terminate), the
734         termination is effective upon the other party's receipt of a written notice to terminate (Notice to Terminate), provided such written
735         notice was received on or before the applicable deadline specified in this Contract. If the Notice to Terminate is not received on or
736         before the specified deadline, the party with the Right to Terminate accepts the specified matter,, document or condition as
737         satisfactory and waives the Right to Terminate under such provision.
738               25.2.  Effect of Termination. In the event this Contract is terminated, all Earnest Money received hereunder will be
739         returned and the parties are relieved of all obligations hereunder, subject to §§ 10.4, 22, 23 and 24.

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Buyer initials	Seller initials

740         26.  ENTIRE AGREEMENT, MODIFICATION, SURVIVAL. This Contract, its exhibits and specified addenda, constitute
741         the entire agreement between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or
742         written, have been merged and integrated into this Contract. No subsequent modification of any of the terms of this Contract is
743         valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any right or obligation in this
744         Contract that, by its terms, exists or is intended to be performed after termination or Closing survives the same.

745         27.        NOTICE, DELIVERY, AND CHOICE OF LAW.
746               27.1.  Physical Delivery. All notices must be in writing, except as provided in § 27.2. Any document, including a signed
747         document or notice, from or on behalf of Seller, and delivered to Buyer is effective when physically received by Buyer, any
748         signatory on behalf of Buyer, any named individual of Buyer, any representative of Buyer, or Brokerage Firm of Broker working
749         with Buyer (except for delivery, after Closing, of the notice requesting mediation described in § 23 and except as provided in
750         § 27.2). Any document, including a signed document or notice, from or on behalf of Buyer, and delivered to Seller is effective
751         when physically received by Seller, any signatory on behalf of Seller, any named individual of Seller, any representative of Seller,
752         or Brokerage Firm of Broker working with Seller (except for delivery, after Closing, of the notice requesting mediation described
753         in § 23 and except as provided in § 27.2).
754               27.2.   Electronic Delivery. As an alternative to physical delivery, any document, including a signed document or written
755         notice, may be delivered in electronic form only by the following indicated methods:     ☒ Facsimile ☒Email
756          ☒ Internet. If no box is checked, this § 27.2 is not applicable and § 27.1 governs notice and delivery. Documents with original
757         signatures will be provided upon request of any party.
758               27.3.  Choice of Law. This Contract and all disputes arising hereunder are governed by and construed in accordance with
759         the laws of the State of Colorado that would be applicable to Colorado residents who sign a contract in Colorado for property
760         located in Colorado.

761         28.  NOTICE OF ACCEPTANCE, COUNTERPARTS. This proposal will expire unless accepted in writing, by Buyer and
762         Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance pursuant to § 27 on or
763         before Acceptance Deadline Date (§ 3) and Acceptance Deadline Time (§ 3). If accepted, this document will become a contract
764         between Seller and Buyer. A copy of this Contract may be executed by each party, separately, and when each party has executed a
765         copy thereof, such copies taken together are deemed to be a full and complete contract between the parties.

766         29.  GOOD FAITH. Buyer and Seller acknowledge that each party has an obligation to act in good faith, including but not
767         limited to exercising the rights and obligations set forth in the provisions of Financing Conditions and Obligations (§ 5), Title
768         Insurance, Record Title and Off-Record Title (§ 8), Current Survey Review (§ 9) and Property Disclosure, Inspection,
769         Indemnity, Insurability, Due Diligence and Source of Water (§ 10).
770

771                                               ADDITIONAL PROVISIONS AND ATTACHMENTS

772         30.  ADDITIONAL PROVISIONS. (The following additional provisions have not been approved by the Colorado Real Estate
773         Commission.)
774         ITEM 1.  BUYER IS RESERVES THE RIGHT' TO CHANGE FINANCING OPTIONS AND PROCEED
       WITH A CONENTIONAL LOAN, OR CASH TRANSACTIN IF SUFFICIENT FUNDS ARE RAISTED
       BETWEEN EXECUTION OF THIS CONTRACT TO BUY AND SELL AND THE LOAN APPLICATION
       DEADLINE.

      ITEM 2.  SELLER AGREES TO ITEM 1 AS LONG AS HIS NET PROCEEDS FROM SALE ARE THE
      SAME.

      ITEM 3.  BUYER MAY ASSIGN THIS CONTRACT TO ONE OF IT'S AFFILIATES IF DEEMED
      NECESSARY BY BUYER'S ATTORNEY.

      ITEM 4.  BUYER AGREES TO THE RIGHT TO SHOW THE PREMISES DURING THE CONTRACT PERIOD
      TO POTENTIAL TENANTS.

      ITEM 5.  SELLER AGREES TO GIVE BUYER FULL ACCESS TO THE PROPERTY AFTER BUYER'S
      EARNEST MONEY HAS BEEN DEPOSITED.

      ITEM 6.  BUYER IS A PUBLIC COMPANY AND THE CEO IS A LICENSED REALTOR IN THE
      STATE OF COLORADO.

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Buyer initials	Seller initials

775
776
777         31.  ATTACHMENTS.
778               31.1.   The following attachments are a part of this Contract:
779    FLYER TENDERED AT SHOWING ON 7.21.14
781      Buyer to verify all facts
782               31.2.   The following disclosure forms are attached but are not a part of this Contract:
783
                                                                      SIGNATURES
784
785
Buyer's Name: J DONE LLC

/s/    JAMES B. WIEGAND              7/22/2014
Buyer's Signature   JAMES WIEGAND       Date

Address:

Phone No.:

Fax No.:

Electronic Address:

786         [NOTE: If this offer is being countered or rejected, do not sign this document. Refer to § 32]

Seller's Name: Thomas S. Yang

/s/ Thomas S. Yang                 7/22/2014
Seller's Signature                                                                                             Date

Address:	XXXXXXXXXXXXXXXXX

Phone No.:	XXXXXXXXXXXXXXXXX

Fax No.:	XXXXXXXXXXXXXXXXX

Electronic Address:	XXXXXXXXXXXXXXXXX

787
788         32.  COUNTER; REJECTION. This offer is ❑ Countered ❑ Rejected.
789         Initials only of party (Buyer or Seller) who countered or rejected offer

790                                            END OF CONTRACT TO BUY AND SELL REAL ESTATE

33. BROKER'S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE. (To be completed by Broker working with Buyer)

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Buyer initials	Seller initials

Broker ☒ Does ❑ Does Not acknowledge receipt of Earnest Money deposit and, while not a party to the Contract, agrees to cooperate upon request with any mediation concluded under § 23. Broker agrees that if Brokerage Firm is the Earnest Money

Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to
Terminate or other written notice of termination, Earnest Money Holder will release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money will be made within five days of Earnest Money Holder's receipt of the executed written mutual instructions, provided the Earnest Money check has cleared.

Broker is working with Buyer as a ☒ Buyer's Agent ❑ Seller's Agent ❑ Transaction-Broker in this transaction. ❑ This is a Change of Status.

Brokerage Firm's compensation or commission is to be paid by  ❑ Listing Brokerage Firm ❑ Buyer ☒ Other NO COMMISSION
WILL BE PAID
Brokerage Firm's Name:                   Home  Treasure Finders Inc
Broker's Name:                                  Corey Wiegand

/s/ Corey Wiegand                  7/22/2014
Broker's Signature:                           Date

Address:                                   3412 W 62nd Ave
           Denver,  CO 80221
Phone No.:        (720)273-2398
Fax No.:         (303) 487-1909
Electronic Address:                HomeTreasureFinder@gmai1.corn

34. BROKER'S ACKNOWLEDGMENTS AND COMPENSATION DISCLOSURE. (To be completed by Broker working with Seller)

Broker ❑ Does ❑ Does Not acknowledge receipt of Earnest Money deposit and, while not a party to the Contract, agrees to cooperate upon request with any mediation concluded under § 23. Broker agrees that if Brokerage Firm is the Earnest Money Holder and, except as provided in § 24, if the Earnest Money has not already been returned following receipt of a Notice to

Terminate or other written notice of termination, Earnest Money Holder will release the Earnest Money as directed by the written mutual instructions. Such release of Earnest Money will be made within five days of Earnest Money Holder's receipt of the executed written mutual instructions, provided the Earnest Money check has cleared.

Broker is working with Seller as a ❑ Seller's Agent ❑ Buyer's Agent ❑ Transaction-Broker in this transaction. ❑ This is a Change of Status.

Brokerage Firm's compensation or commission is to be paid by ❑ Seller ❑ Buyer ❑ Other

Brokerage Firm's Name:
Broker's Name:

              Broker's Signature:                                                                Date

Address:

Phone No.:

Fax No.:

Electronic Address:

791

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